UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-03931

CLIPPER FUND, INC.

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Thomas D. Tays
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: December 31, 2013

Date of reporting period: June 30, 2013

____________________

ITEM 1. REPORT TO STOCKHOLDERS

CLIPPER FUNDSM

Cautionary Statement

Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings include “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. These opinions are current as of the date of this report but are subject to change. The information provided in this report should not be considered a recommendation to buy, sell, or hold any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or of the Fund. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully for a discussion of investment objectives, risks, fees, and expenses. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the Fund’s Prospectus or more current performance information by calling Investor Services at 1-800-432-2504 or on Clipper Fund’s website (www.clipperfund.com).

CLIPPER FUNDSM	Table of Contents

Shareholder Letter	2
Management’s Discussion of Fund Performance	11
Fund Overview	13
Expense Example	14
Schedule of Investments	15
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Notes to Financial Statements	21
Financial Highlights	26
Director Approval of Advisory Agreements	27
Privacy Notice and Householding	29
Directors and Officers	30

This Semi-Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Clipper Fund Prospectus, which contains more information about investment strategies, risks, fees, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund’s website at www.clipperfund.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund’s website at www.clipperfund.com, and (iii) on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-432-2504, on the Fund’s website at www.clipperfund.com, and on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

CLIPPER FUNDSM	Shareholder Letter

The chart below summarizes results through June 30, 2013 for Clipper Fund. As managers of and investors in Clipper Fund, my partner Ken Charles Feinberg, our colleagues and I have two objectives: to earn a satisfactory absolute investment return and to generate relative results in excess of the S&P 500® Index.

Since we were entrusted with the management of Clipper on January 1, 2006, the Fund has generated an absolute annual return of 2.8% or a cumulative return of 23%.1  While we do not consider this result satisfactory, the fact this period included the financial crisis of 2007-2008 and the Great Recession that followed provides some perspective. Although shorter periods signify less, absolute returns have improved steadily over the last five years. In fact, over the last four years, Clipper Fund has generated a remarkably high absolute return of more than 18% per year after all expenses.

On a relative basis, the picture is similar. We have lagged the Index since being entrusted with management, a result that also falls short of our goal. However, in recent periods our relative results have generally improved. For example, during the last four years in which absolute returns were more than 18% per year, our relative results have exceeded the S&P 500® Index by more than 1% per year. Make no mistake, however, we still have ground to make up.

With more than $90 million of our own money invested in Clipper Fund alongside shareholders, we, our colleagues and our families have ridden through the difficult periods and are fully committed to building on the improved results of more recent periods.2

Average Annual Total Returns as of June 30, 2013
	1 Year	3 Years	5 Years	10 Years	Since Inception (2/29/84)
Clipper Fund	24.72%	16.92%	6.34%	3.94%	11.56%
S&P 500® Index	20.60%	18.45%	7.01%	7.30%	10.94%

The performance presented represents past performance and is not a guarantee of future results. Total return assumes reinvestment of dividends and capital gain distributions. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than their original cost. The total annual operating expense ratio as of the most recent prospectus was 0.75%. The total annual operating expense ratio may vary in future years. Current performance may be higher or lower than the performance quoted. For most recent month-end performance, visit clipperfund.com or call 800-432-2504. The Fund received favorable class action settlements from companies that it no longer owns. These settlements had a material impact on the investment performance of the Fund in 2009 and 2013. These were one-time events that are unlikely to be repeated. Clipper Fund was managed from inception, February 29, 1984, until December 31, 2005 by another Adviser. Davis Selected Advisers, L.P. took over management of the Fund on January 1, 2006.

In preparing these reports for shareholders, our goal is to provide the information we would want if our positions were reversed. In times when results were disappointing, our first priority was to provide an accounting, explanation and context for the Fund’s performance. Consequently, we spent a great deal of time looking backward. For example, in 2011 we provided detailed data showing that while periods of underperformance are maddening, such stretches are “not unprecedented for us as managers, unexpected in comparison with other managers we admire, or unusual in Clipper Fund’s own history.” In other reports, we quoted legendary investor Bob Kirby who observed, “The basic question facing us is whether it’s possible for a superior investment manager to…(suffer through periods of underperformance.) The assumption widely held is ‘no.’ Yet if you look at the records, it is not only possible, it is inevitable.” More recently, we quantified Bob’s observation by examining the records of the best performing managers of the last decade, noting that 96% of them

This report includes candid statements and observations regarding investment strategies, individual securities, and economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. Equity markets are volatile and an investor may lose money. Past performance is not a guarantee of future results.
1 Past performance is not a guarantee of future results.
2 As of June 30, 2013.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

underperformed for at least a rolling three year stretch and 83% underperformed for at least a rolling five year stretch during their decade of outperformance.3

With improving results, it now may be more useful and informative to turn to the future with an emphasis on providing the facts and data that give us confidence returns should continue to be satisfactory. At the most fundamental level, we believe the Fund’s results will be driven by the performance of the underlying businesses we own. In a 1994 lecture, Charlie Munger, vice chairman of Berkshire Hathaway, described this dynamic by saying, “Over the long term, it is hard for a stock to earn a much better return than the business which underlies it earns. If the business earns 6% on capital over 40 years and you hold it for that 40 years, you’re not going to make much different than a 6% return. …Conversely, if a business earns 18% on capital over 20 or 30 years…you’ll end up with one hell of a result.”

As a result, in this report, we thought it might be helpful to dive deeply into the investment rationale for some of the specific businesses we own. For Clipper Fund, this discussion must begin with the ABCs or more specifically American Express, Berkshire Hathaway and Costco, as these three investments are our largest and make up almost one-third of the total Portfolio.4 Thus, their prospects are critical to the Fund’s outlook.

Legendary manager Peter Lynch used to argue investors should be able to describe their rationale for owning a business in two minutes or less. While such an exercise risks being superficial, a concise investment summary is a useful discipline and may be helpful in explaining our confidence in Clipper’s prospects.

At Davis Advisors, our research and evaluation process involves many steps and considerations. But, in the spirit of Peter Lynch, it can be roughly boiled down to three words: business, people and price. Our goal is to own good businesses (which we define based on such characteristics as return on equity, competitive advantages and growth prospects) run by capable, shareholder-oriented people (whom we identify based on such factors as past record, alignment of incentives, candor, and long-term focus) and selling at reasonable prices (which we calculate based on such factors as adjusted enterprise value, owner earnings and incremental returns on equity). Permeating this entire process is a thorough consideration of the risks facing all aspects of the business. In the pages that follow, we will do our best to provide a “two minute drill” that covers each of these factors for our three largest holdings. These descriptions include opinions as well as facts and although we have been long-term holders of each, our opinion as well as the facts described below can change. Our goal is not to provide a sales pitch or an encyclopedia of data and documentation but to give our shareholders a broader understanding of our investment process and a better sense of some of the individual businesses that make up Clipper Fund. We would also caution that the price of each of these businesses has risen quite sharply in recent periods and we have not added to our positions at current prices.  Finally, we would also note that we trim positions from time to time in order to fund redemptions.

Our largest position is American Express. In terms of business, American Express has a unique business model that combines one of the strongest brands in financial services with ownership of the underlying payment network. The company’s strong brand, which stands for high-quality service, success and prestige, attracts affluent credit and charge cardholders who spent an average of $15,700 per primary card in 2012, or about four times the level of Visa and MasterCard credit cardholders. American Express reinforces this higher spending with best-in-class customer service and its leading cardholder rewards program, creating a virtuous circle of strong customer satisfaction, higher share of wallet per customer, and lower customer turnover.

In reviewing the company’s competitive advantages, we should start with the obvious observation that using charge cards and credit cards is vastly superior to using cash and checks in terms of convenience, safety and record keeping and thus cards

3 Source: Davis Advisors. 151 managers from eVestment Alliance’s large cap universe whose 10-year average annualized performance ranked in the top quartile from January 1, 2003 – December 31, 2012. Percentages represent the portion of those managers whose performance fell to the bottom half of their peer group for at least one three-year or five-year period, respectively. Past performance is not a guarantee of future results.
4 Individual securities are discussed in this piece. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. The return of a security to the Fund will vary based on weighting and timing of purchase. This is not a recommendation to buy, sell or hold any specific security. Past performance is not a guarantee of future results.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

should continue to gain market share from cash and checks for years to come. As noted above, American Express is not the only option within the card industry. However, although the company is often compared to Visa and MasterCard, it has a number of key differences that we view as competitive advantages. Chief among these are the American Express brand and the higher spending patterns of its wealthy consumer, corporate and small business cardholders. Because American Express customers spend more, merchants are willing to pay the company a higher fee. Furthermore, because American Express is primarily a charge card, rather than a credit card, it is far less reliant on consumer lending for revenue and profits than typical card issuers. For example, the company generates almost four times as much revenue through transaction or interchange fees from merchants ($18 billion) as it does from lending to cardholders ($4.6 billion of net interest income before $2 billion in charge-offs). Cardholder rewards are a key enticement for customers, and with $6.3 billion allocated to rewards in 2012 American Express has the largest program in the industry.

In terms of growth, if the company maintains its appeal and usefulness for consumers over time, per-card spending and transaction fees should increase with disposable income as should market share gains from cash and checks. Because the Internet does not accept cash, the high growth of Internet commerce provides an additional tailwind. The total amount spent by American Express cardholders, or “billed business,” has increased from $124 billion in 1993 to $888 billion in 2012, an increase of seven times in 19 years, or almost 12% per year. International billed business has almost doubled since 2006 and now accounts for $313 billion or 35% of the total, up from 30% then.

Finally, because its payment network is wholly owned, American Express largely avoids sharing its transaction fees with others. This closed loop allows the company to generate significantly greater revenue per transaction dollar than the networks of its competitors Visa and MasterCard, whose interchange fees are shared with issuing banks and other payment processors. Full control over the payment network should also lead to better customer insight over time, perhaps enhancing targeted customer offers and driving higher spending per card.

Turning to people, Ken Chenault (age 62) has been CEO for 12 years, and we give him high marks.  Working closely with his predecessor Harvey Golub, Mr. Chenault helped refocus the company on the core charge/credit card business while spinning off the financial advisors business (Ameriprise) in 2005 and other unrelated businesses before that. Since becoming CEO he has repeatedly lowered the cost structure of the business, including cutting costs in the corporate and retail travel business in late 2012 with a goal of reinvesting at least half the savings in the card business. President Ed Gilligan (age 53), Mr. Chenault’s likely successor, also has had a long and distinguished career at the Company, having joined in 1980 and previously run the travel, international and corporate services divisions. In addition to the fact this team has done a good job managing their business, they also deserve praise for avoiding both large acquisitions and, to use another excellent term coined by Peter Lynch, “diworsification.” Finally, we commend this team for maintaining generally sensible compensation practices and exercising unusual restraint in the granting of large amounts of dilutive equity compensation.

Turning now to price, American Express trades at approximately 14 times our 2013 estimate of owner earnings, what an owner of the entire business could distribute or choose to reinvest on a discretionary basis. Put differently, purchased at today’s price, the company generates about a 7% earnings yield. The dividend yield is 1.2%. The company’s return on equity has consistently been above 20%, and the company generates substantial discretionary free cash flow that can be returned to shareholders, often in the form of share repurchases and dividends. The number of shares outstanding has declined 24% since 1993, a decrease of about 1.5% per year. More recently, shares outstanding at year-end 2012 were down 4.2% from year-end 2011, and we expect the trend of higher share repurchases to continue in 2013. At the same time, the dividend has increased from $0.33 per share a year in 1993 to $0.80 per share a year, an increase of 2.4 times or 5% per year. The potential capital returns are enabled by a very strong capital position, with a Tier 1 capital ratio of 11.9%.

Finally, and most important, we should discuss our view of the major risks facing this wonderful business. Chief among these is the possibility of the company losing its consumer relevancy in terms of convenience, brand, service, or the value proposition (rewards). Although such a decline can happen slowly or quickly, we are reassured that management continues to plough money into marketing and cardholder rewards rather than “milk” the business for short-term earnings. A second critical risk lies in the possibility of a dramatic upheaval in the payments industry, likely enabled by Internet technology. In considering this possibility, we note that a number of small and larger companies have attempted to break into the electronic payments industry, but so far PayPal is the only clear success story. Others, such as Square, actually have expanded the reach of the industry by allowing smaller merchants to accept cards. In addressing this risk, the company has also made a number of small acquisitions of new technologies, which might be viewed as a type of R&D expense. A third major risk is that the

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

economics of American Express’s existing business could be slowly eroded as other card issuers pursue the same transaction-based (rather than lending-based) customers. JPMorgan Chase has been a particularly determined competitor in the affluent customer segment, with aggressive marketing and rewards programs. For example in its most recent financial statements, JPMorgan indicates that its total payment volume and customer spending per card are almost as large as American Express’s U.S. retail card business. While this trend must be watched closely, we feel management is doing a good job meeting these competitive challenges. For example, since 1999 American Express has grown its share of U.S. credit card purchases from 20% to 26%, a meaningful increase in market share in 13 years. Next, we must always consider the actions of regulators. Retailers are not forced to accept American Express cards, but they often complain to regulators and legislators about the fees they pay. Although this is a more modest risk today than a few years ago, it could become an issue again at some point. Finally, we must consider the possibility of American Express making a large, dilutive acquisition. Despite overwhelming data indicating that such acquisitions rarely create value, we are continually surprised by how often companies are tempted by the siren song of investment bankers. Fortunately, we consider this risk a remote one under current management.

Our next largest position is Berkshire Hathaway. Starting with business, so much has been written about this wonderful company that it is hard to believe it could still be misunderstood. Yet, it is still common to hear the company described as a financial conglomerate or some sort of investment company. We feel the best way to think of Berkshire Hathaway is as a diverse collection of first-rate companies acquired by two great investors as “permanent” holdings. Although its three insurance operations, GEICO, National Indemnity and Gen Re, remain hugely important (providing about $1.6 billion of underwriting income and $73 billion of “float” or cost-free money held by Berkshire on behalf of policyholders), Berkshire’s business mix has changed significantly over the years. For example, it may be surprising to note over the past six years alone the share of earnings from Berkshire’s industrial and manufacturing operations such as the Burlington Northern railroad, MidAmerican Energy and Marmon Group has grown from 35% to 65% of earnings. In fact, in 2012, Berkshire’s five largest noninsurance operations produced about $10 billion of pretax profits. Anyone interested in gaining a deeper understanding of both Berkshire Hathaway’s operations and business in general will find no better textbook than the company’s first-rate annual reports. They are required reading at our firm and we simply cannot recommend them highly enough. (These reports are available online at www.berkshirehathaway.com).

Although quantifying the competitive advantages of this unique company is difficult, the advantages are real and in our view quite durable. Chief among them is one of the strongest and most exceptional corporate cultures in the world. However, because financial statements have no line item placing a value on a company’s culture, analysts and commentators tend to disregard it. Berkshire’s culture is based on stewardship, integrity, candor, and above all rationality. Although intangible, this culture is an enormous competitive advantage. Beyond this unique culture other advantages relate to the company’s tremendous financial strength. The combination of liquidity, conservatism and risk management make Berkshire perhaps the safest company in the world in terms of creditworthiness. Other advantages relate to the “moats” surrounding the individual subsidiary businesses, such as at GEICO’s brand and low cost structure or Burlington Northern’s 32,500 miles of track. To end with a final intangible, Berkshire’s reputation attracts potential sellers of solid businesses, although we recognize this may diminish when present management retires (see risks below).

Berkshire’s business is so closely associated with its people that considering management separately hardly makes sense. The record of value creation at Berkshire Hathaway is unparalleled. From the time current management took control of a failing New England textile mill nearly a half century ago, the company’s shareholders’ equity or book value per share has compounded at a stunning 19.7% per year, turning $1 invested at that time into almost $5,000 today. Though difficult to compute precisely, the company’s intrinsic value has grown even faster than book value. Both CEO Warren Buffett and his longtime partner Charlie Munger are true exemplars of business acumen, fiduciary duty and management excellence. We expect these characteristics to persist in Berkshire’s management beyond their retirement. While incremental returns are certain to be lower in the future, they should remain satisfactory, especially now that the company’s focus is more heavily weighted to reinvesting internally where returns are well understood and more predictable. Berkshire has several worthy successors (see the discussion of risks below), and we are comfortable that present management will choose wisely.

In terms of price, we estimate Berkshire is trading at a modest discount to our assessment of intrinsic value. More important, we believe Berkshire’s intrinsic value is reasonably likely to grow at a rate of 7% to 9% annually on average and over time. Adding to this growth is the likelihood of the company initiating both a dividend and continuing its opportunistic share repurchase program. We would expect this growth on a per share basis to be above average over the long term when

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

compared to other Fortune 500 companies. Furthermore, when we take into account the company’s financial strength as well as the fact that it was able to grow its book value nearly 9% per year over the last six years despite the turmoil in the economy and capital markets, we consider Berkshire to be a far less risky investment than average. Finally, though size will eventually act as an anchor, the company’s growth could surprise on the upside if the economy accelerates. Alternatively, while another recession would slow growth in book value, it would likely increase acquisition opportunities.

Despite Berkshire’s wonderful record, our focus must be on the future not the past.  Because both Mr. Buffett and Mr. Munger are octogenarians, their terrific record is less relevant than the important question of succession, which we consider the most important risk facing shareholders. Happily, this is a topic about which current management has been both transparent and thoughtful. In more than 25 years of studying companies, we cannot think of a single company where management has been so dedicated to making the job of their successors as easy as possible. In this way, Mr. Buffett seems to be following the advice he famously stated that investors should want “to buy stock in businesses that are so wonderful that an idiot can run them. Because sooner or later, one will.” While the chances of an idiot running Berkshire in the next 20 years are near zero, no one can do the job as capably as Mr. Buffett. Recognizing this, current management has worked with the board to put a plan in place that reduces the brilliance and breadth of capabilities required at the top in order for shareholders to earn a satisfactory return in the decades ahead. For example, the board has chosen to divide Mr. Buffett’s key responsibilities. One person will serve as CEO, in charge of managing overall risk as well as evaluating the results, spending plans and managers at Berkshire’s many operating subsidiaries. A second individual(s) will be in charge of the company’s large investment portfolio. A third will serve as an independent, nonexecutive chairman of the board charged with ensuring the CEO never moves in a direction that would jeopardize Berkshire’s stewardship culture and the bond of trust with shareholders, which has been painstakingly built over nearly five decades. The company has outstanding candidates to serve in each of these roles and, having met a number of Berkshire managers over the years, we consider this risk thoughtfully addressed.  One other risk that bears mention comes from the fact that a meaningful percentage of the company’s value now resides in entities such as the railroad and regional utilities, which are subject to significant regulation. Historically, the company has maintained excellent relationships with regulators but there is no question that the costs of becoming a regulatory target are much larger now than in the past.

Our third largest holding is Costco, a membership-based store operator primarily retailing grocery and general merchandise. In terms of business, Costco is a large retailer based in the United States and the seventh largest in the world with more than $100 billion in sales, 630 stores and approaching 40 million paying members. Costco’s wholehearted dedication to offering customers extreme value is a key competitive advantage. Costco continually invests in maintaining sharply discounted prices, high service levels and merchandising that creates a treasure hunt shopping experience. Kirkland Signature, Costco’s private label brand, is a valuable asset that now accounts for nearly one quarter of sales. Costco’s sales per foot are unparalleled at approximately $1,200 annually as compared to about $450 at Wal-Mart. Yet, merchandise margins are less than 1% as Costco generates gross product margins of approximately 10%, less than half the margins generated by Amazon, Wal-Mart and Target. What this means is the average item for sale at Costco is priced at only 10% above their cost, a significantly lower markup than at any other retailer. Costco accomplishes this with a combination of very low overall expenses (despite paying their workers more than Wal-Mart), large average sales per transaction (it is hard to find anyone who can walk out of a Costco having spent less than $200!), high inventory turnover of 12 to 13 times annually, and generally low required capital per dollar of sales compared to its competitors. Although analysts are sometimes critical of Costco’s low margins, we consider them a sign of quality and durability, not weakness. Just as important, membership fees represent roughly three-quarters of Costco’s profit, giving the company a profit motive that differentiates it from most of its peers. Costco’s consumer value proposition also travels well abroad, unlike most U.S. retail sales models. International operations account for more than 40% of operating profit and the company is on track to at least double the overseas store count over the next 10 to 15 years. International store margins commonly exceed 4%, roughly double U.S. levels, meaning that the faster growth of international sales should be accretive to overall margins.

In terms of people, Costco’s management is unquestionably ethical, extraordinarily competent, focused on the long term, and highly rational. Just as important, the company recently completed a seamless transition from legendary CEO Jim Sinegal to Craig Jelinek, who joined the company in 1984 and is deeply grounded in Costco’s culture. He has a track record of consistent execution and understands Costco’s differentiated strategy well. The company’s compensation practices are rational and modest.

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At a share price of $111, Costco has a $48 billion enterprise value, with a pristine balance sheet, and trades at approximately 20 times estimated fiscal year 2014 owner earnings with an expected dividend yield of 1.1%. While we recognize that Costco shares are not cheap and have in fact trimmed some, we think they are appropriately priced given its solid cash generation, its industry leadership position, and the fact it is not overly subject to technological change. Growth and peak margins are not big concerns, and Costco is set on a path to reinvest retained capital at its historical rates for the foreseeable future. Double-digit earnings growth is not hard to envision and suggests Costco’s valuation multiple could decline by roughly two multiple points annually as Costco compounds. For the last five years, the company has returned nearly 100% of free cash flow to shareholders with one-third going to share buybacks and two-thirds to dividends.

Aside from the risks that come from a higher than average valuation, Costco’s primary risk is that it is in a fiercely competitive industry. The old adage says that “retail is detail,” requiring successful companies to do thousands of tiny things a little better than everyone else. Costco has done so for nearly 30 years but past success is no guarantee. In addition, Internet commerce in general and Amazon in particular, have made great inroads and there can be no question that items customers once would have purchased at Costco are now purchased from the Internet. Both these risks bear watching.

We hope this more in-depth discussion of our largest holdings provides a deeper insight into both our investment discipline and our optimism about the Fund’s future prospects. While we could go on for many more pages about every aspect of these companies, the bottom line is that the combination of good businesses run by value-creating managers selling at reasonable prices should lead to satisfactory investment returns over time. Although we must constantly learn from mistakes and adapt to a changing world, we are convinced the proven investment approach that has served us well over the last four decades should serve us well in the decades ahead.

Firm Update

Despite record high markets, equity investment firms in general continue to face outflows as memories of the long bear market still haunt investors. For firms like ours that have gone through a period of lagging relative results and that specialize in fundamental research and active portfolio management, this trend of outflows is exacerbated by the relative popularity of passive index funds and exchange-traded funds (ETFs). Because these trends could continue for some time, it may be helpful to provide some perspective on how our firm is positioned and prepared.

One advantage of having a long history in the investment business is the recognition that stock markets, investment styles, and client interest all go through significant cycles. As a result, we have long recognized one of the great dangers in good times is to forget that hard times will surely follow. All too often, we have seen investment firms overexpand when assets are pouring in only to find themselves closing offices and trying to cut costs when the cycle reverses. Such distractions can pull managers away from their investment focus and thus detract from client returns. As a result, we are and always have been privately owned, frugal, singularly focused, and well capitalized. Consequently, clients can rest assured that we have never made changes in our investment team or research resources because of reduced assets under management. This commitment is underscored by the very large investment that we, our colleagues and our families have side by side with our clients in the funds we manage. Remaining focused on investment returns is job number one, two and three at our firm, regardless of where we are in the investment management cycle. In 1886, Collis Potter Huntington founded Newport News Shipbuilding with the mission statement, “We shall build good ships here. At a profit if we can. At a loss if we must. But always good ships.” To paraphrase Mr. Huntington, at Davis Advisors, we will generate the best investment returns we can. With a large client base if possible. Or a small client base if necessary. But always the best investment returns we can.

Conclusion

Over the last several years, we have used these reports to provide an accounting and explanation of past results. We pointed to past periods of underperformance in our own history, we studied the records of other successful investment managers and we presented data indicating the value of the companies that make up Clipper Fund had grown despite years of lagging stock prices. In light of improved recent results, we thought it might be more useful in this report to present the investment rationale and specific characteristics of our largest investments in order to help investors understand why we believe that Clipper Fund is well positioned for the future and that results should be satisfactory on both an absolute and a relative basis. Missouri is famously nicknamed The Show-Me State. In our view, Clipper is now a “show-me fund.” If we are correct in our analyses, then the numbers we report in the future should speak for themselves.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

As always, we would like to end by thanking our colleagues. Ken and I believe unequivocally we have the best research team we have ever had. We have come through a gauntlet together and look to the future with resolve and optimism. Although we are a team first, we still must single out our longtime colleague Danton Goei. In the fifteen years we have worked together, his insights have meaningfully contributed to our returns and his character has meaningfully contributed to our firm.

We are deeply grateful to the shareholders who came through this difficult period with us. We are mindful of the trust you have placed in our firm and we are committed to building on these improved returns in the years ahead. Thank you.

Sincerely,

Christopher C. Davis	Kenneth Charles Feinberg
President & Portfolio Manager	Portfolio Manager

August 7, 2013

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

This material is authorized for use by existing shareholders. A current Clipper Fund prospectus must accompany or precede this material if it is distributed to prospective shareholders. You should carefully consider the Funds investment objective, risks, fees, and expenses before investing. Read the prospectus carefully before you invest or send money.

This report includes candid statements and observations regarding investment strategies, individual securities, and economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. These comments may also include the expression of opinions that are speculative in nature and should not be relied on as statements of fact.

Objective and Risks. Clipper Fund’s investment objective is long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. The Fund invests primarily in equity securities issued by large companies with market capitalizations of at least $10 billion. Some important risks of an investment in the Fund are: stock market risk: stock markets have periods of rising prices and periods of falling prices, including sharp declines; manager risk: poor security selection may cause the Fund to underperform relevant benchmarks; common stock risk: an adverse event may have a negative impact on a company and could result in a decline in the price of its common stock; large-capitalization companies risk: companies with $10 billion or more in market capitalization generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies; mid- and small-capitalization companies risk: companies with less than $10 billion in market capitalization typically have more limited product lines, markets and financial resources than larger companies, and may trade less frequently and in more limited volume; headline risk: the Fund may invest in a company when the company becomes the center of controversy. The company’s stock may never recover or may become worthless; focused portfolio risk: investing in a limited number of companies causes changes in the value of a single security to have a more significant effect on the value of the Fund’s total portfolio; financial services risk: investing a significant portion of assets in the financial services sector may cause the Fund to be more sensitive to systemic risk, regulatory actions, changes in interest rates, non-diversified loan portfolios, credit, and competition; foreign country risk: foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified; depositary receipts risk: depositary receipts may trade at a discount (or premium) to the underlying security and may be less liquid than the underlying securities listed on an exchange; and fees and expenses risk: the Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. As of June 30, 2013, the Fund had approximately 10.6% of assets invested in foreign companies. See the prospectus for a complete description of the principal risks.

Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions include “forward-looking statements” which may or may not be accurate over the long term. Forward-looking statements can be identified by words like “believe,” “expect,” “anticipate,” or similar expressions. You should not place undue reliance on forward-looking statements, which are current as of the date of this report. We disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate.

The information provided in this material should not be considered a recommendation to buy, sell or hold any particular security. As of June 30, 2013, the top ten holdings of Clipper Fund were:

American Express Co.	13.48%
Berkshire Hathaway Inc., Class A	10.42%
Costco Wholesale Corp.	8.83%
CVS Caremark Corp.	8.55%
Bank of New York Mellon Corp.	6.32%
Canadian Natural Resources Ltd.	5.96%
Alleghany Corp.	5.29%
Google Inc., Class A	4.60%
Loews Corp.	4.34%
Wells Fargo & Co.	2.92%

Not a part of Semi-Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

Clipper Fund has adopted a Portfolio Holdings Disclosure policy that governs the release of non-public portfolio holding information. This policy is described in the prospectus. Visit clipperfund.com or call 800-432-2504 for the most current public portfolio holdings information.

Broker-dealers and other financial intermediaries may charge Davis Advisors substantial fees for selling its funds and providing continuing support to clients and shareholders. For example, broker-dealers and other financial intermediaries may charge: sales commissions; distribution and service fees; and record-keeping fees. In addition, payments or reimbursements may be requested for: marketing support concerning Davis Advisors’ products; placement on a list of offered products; access to sales meetings, sales representatives and management representatives; and participation in conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, and other dealer-sponsored events. Financial advisors should not consider Davis Advisors’ payment(s) to a financial intermediary as a basis for recommending Davis Advisors.

We gather our index data from a combination of reputable sources, including, but not limited to, Thomson Financial, Lipper and index websites. The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in an index.

After October 31, 2013, this material must be accompanied by a supplement containing performance data for the most recent quarter end.

Shares of the Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

06/13 Davis Distributors, LLC, 2949 East Elvira Road, Suite 101, Tucson, AZ 85756, 800-432-2504, clipperfund.com

Not a part of Semi-Annual Report to Fund shareholders

CLIPPER FUNDSM	Management’s Discussion of Fund Performance

Performance Overview

Clipper Fund delivered a total return on net asset value of 16.61% for the six-month period ended June 30, 2013. Over the same time period, the Standard & Poor’s 500® Index (“Index”) returned 13.82%. The sectors1 within the Index that turned in the strongest performance over the six-month period were Health Care, Consumer Discretionary, and Financials. The sectors that turned in the weakest (but still positive) performance over the six-month period were Materials, Information Technology, and Energy.

The Fund’s Absolute Performance

Financial companies were the most important contributor2 to the Fund’s absolute performance over the six-month period. American Express3, Berkshire Hathaway, Oaktree, Alleghany, Bank of New York Mellon, and Wells Fargo were among the most important contributors to performance. RHJ International was among the most important detractors from performance.

Information Technology companies were the second most important contributor to the Fund’s absolute performance. Google and Hewlett-Packard were among the most important contributors to performance.

Consumer Staple companies were also an important contributor to the Fund’s absolute performance. CVS Caremark and Costco Wholesale were among the most important contributors to performance. Brasil Pharma and Diageo were among the most important detractors from performance.

Energy companies detracted slightly from the Fund’s absolute performance. This was due to one holding, Canadian Natural Resources.

The Fund had approximately 11% of its net assets invested in foreign companies at June 30, 2013. As a whole, those companies under-performed the domestic companies held by the Fund. The Fund’s performance benefited modestly from the recovery of shares, related to a class action settlement from 2005, and subsequent sale thereof (Interpublic Group).

The Fund’s Relative Performance

Information Technology companies were the most important contributor to the Fund’s performance relative to the Index over the six-month period. The Fund’s Information Technology companies out-performed the corresponding sector within the Index and also benefited from having a lower average weighting in this weaker performing sector.

Financial companies were the second most important contributor to the Fund’s relative performance. The Fund’s Financial companies slightly out-performed the corresponding sector within the Index and also benefited from having a higher average weighting in this stronger performing sector.

Health Care companies were the most important detractor from the Fund’s relative performance. The Fund’s Health Care companies under-performed the corresponding sector within the Index and relative performance was also reduced by having a lower average weighting in this stronger performing sector.

Energy companies were the second most important detractor from the Fund’s relative performance. The Fund’s only Energy holding, Canadian Natural Resources, under-performed the corresponding sector within the Index, but benefited from having a lower average weighting in this weaker performing sector.

Holding cash over the six-month period reduced the Fund’s relative performance in a stronger rising market.

Clipper Fund’s investment objective is to seek long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. Clipper Fund’s principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, focused portfolio risk, financial services risk, foreign country risk, depositary receipts risk, and fees and expenses risk. See the prospectus for a full description of each risk.

Clipper Fund focuses its investments in fewer companies, and it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. The Fund’s investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.

1      The companies included in the Standard & Poor’s 500® Index are divided into ten sectors. One or more industry groups make up a sector.

2      A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3      This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

CLIPPER FUNDSM	Management’s Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Clipper Fund versus the Standard & Poor’s 500® Index over 10 years for an investment made on June 30, 2003

Average Annual Total Return for periods ended June 30, 2013

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Fund’s Inception (02/29/84)	Gross Expense Ratio	Net Expense Ratio
Clipper Fund	24.72%	6.34%	3.94%	11.56%	0.74%	0.74%
Standard & Poor’s 500® Index	20.60%	7.01%	7.30%	10.94%

In 2009, the Fund received favorable class action settlements from companies which it no longer owns. These settlements had a material impact on the investment performance of the Fund, adding approximately 5% to the Fund’s total return in 2009. In 2013, the Fund’s performance benefited modestly from the recovery of shares related to a class action settlement from 2005. These were one-time events that are unlikely to be repeated.

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

The performance data for Clipper Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratio may vary in future years. For more current information please call Clipper Fund Investor Services at 1-800-432-2504.

Davis Selected Advisers, L.P. began serving as investment adviser to Clipper Fund on January 1, 2006. A different investment adviser managed the Fund through December 31, 2005.

CLIPPER FUNDSM	Fund Overview
June 30, 2013 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund’s 06/30/13 Net Assets)		(% of 06/30/13 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	80.70%	Diversified Financials	30.78%	7.09%
Common Stock (Foreign)	10.60%	Insurance	24.48%	4.40%
Short-Term Investments	8.85%	Food & Staples Retailing	19.52%	2.38%
Other Assets & Liabilities	(0.15)%	Information Technology	8.93%	17.79%
	100.00%	Energy	6.52%	10.53%
		Banks	4.08%	3.01%
		Health Care	2.71%	12.72%
		Retailing	1.78%	4.40%
		Food, Beverage & Tobacco	1.20%	5.77%
		Capital Goods	–	7.76%
		Media	–	3.68%
		Utilities	–	3.31%
		Materials	–	3.27%
		Other	–	13.89%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 06/30/13 Net Assets)

American Express Co.		Consumer Finance		13.48%
Berkshire Hathaway Inc., Class A		Property & Casualty Insurance		10.42%
Costco Wholesale Corp.		Food & Staples Retailing		8.83%
CVS Caremark Corp.		Food & Staples Retailing		8.55%
Bank of New York Mellon Corp.		Capital Markets		6.32%
Canadian Natural Resources Ltd.		Energy		5.96%
Alleghany Corp.		Reinsurance		5.29%
Google Inc., Class A		Software & Services		4.60%
Loews Corp.		Multi-line Insurance		4.34%
Wells Fargo & Co.		Commercial Banks		2.92%

CLIPPER FUNDSM	Expense Example (Unaudited)

Example

As a shareholder of the Fund, you incur ongoing costs only, including advisory and administrative fees and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is for the six-month period ended June 30, 2013.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $10, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $10, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(01/01/13)	(06/30/13)	(01/01/13-06/30/13)

Actual	$1,000.00	$1,166.12	$3.97
Hypothetical	$1,000.00	$1,021.12	$3.71

Hypothetical assumes 5% annual return before expenses.

* Expenses are equal to the Fund’s annualized operating expense ratio (0.74%)**, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

** The expense ratio reflects the impact, if any, of certain reimbursements from the Adviser.

CLIPPER FUNDSM	Schedule of Investments
June 30, 2013 (Unaudited)

	Shares/Units	Value (Note 1)
COMMON STOCK – (91.30%)
CONSUMER DISCRETIONARY – (1.62%)
Retailing – (1.62%)
Bed Bath & Beyond Inc. *	262,500	$18,611,250
	Total Consumer Discretionary	18,611,250
CONSUMER STAPLES – (18.92%)
Food & Staples Retailing – (17.82%)
Brasil Pharma S.A. (Brazil)*	1,100,000	5,057,925
Costco Wholesale Corp.	916,391	101,325,353
CVS Caremark Corp.	1,715,900	98,115,162
		204,498,440
Food, Beverage & Tobacco – (1.10%)
Diageo PLC (United Kingdom)	440,742	12,602,511
	Total Consumer Staples	217,100,951
ENERGY – (5.96%)
Canadian Natural Resources Ltd. (Canada)	2,418,674	68,351,727
	Total Energy	68,351,727
FINANCIALS – (54.17%)
Banks – (3.72%)
Commercial Banks – (3.72%)
SKBHC Holdings LLC *(a)	2,076	9,213,140
Wells Fargo & Co.	811,300	33,482,351
		42,695,491
Diversified Financials – (28.10%)
Capital Markets – (12.70%)
Ameriprise Financial, Inc.	255,169	20,638,069
Bank of New York Mellon Corp.	2,585,889	72,534,186
Goldman Sachs Group, Inc.	42,200	6,382,750
Julius Baer Group Ltd. (Switzerland)	349,130	13,635,494
Oaktree Capital Group LLC, Class A	618,609	32,507,903
		145,698,402
Consumer Finance – (13.48%)
American Express Co.	2,069,633	154,725,763
Diversified Financial Services – (1.92%)
Cielo S.A. (Brazil)	287,958	7,226,857
RHJ International (Belgium)*	3,131,027	14,753,309
		21,980,166
		322,404,331
Insurance – (22.35%)
Multi-line Insurance – (4.34%)
Loews Corp.	1,122,500	49,839,000
Property & Casualty Insurance – (11.45%)
Berkshire Hathaway Inc., Class A *	709	119,537,400
Markel Corp. *	22,400	11,803,680
		131,341,080

CLIPPER FUNDSM	Schedule of Investments - (Continued)
June 30, 2013 (Unaudited)

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (Continued)
Reinsurance – (6.56%)
Alleghany Corp. *	158,303	$60,679,123
Everest Re Group, Ltd.	113,500	14,557,510
		75,236,633
		256,416,713
	Total Financials	621,516,535
HEALTH CARE – (2.47%)
Health Care Equipment & Services – (2.47%)
Laboratory Corp. of America Holdings *	128,840	12,896,884
UnitedHealth Group Inc.	236,200	15,466,376
		28,363,260
	Total Health Care	28,363,260
INFORMATION TECHNOLOGY – (8.16%)
Semiconductors & Semiconductor Equipment – (1.47%)
Texas Instruments Inc.	485,300	16,898,146
Software & Services – (5.57%)
Google Inc., Class A *	60,000	52,777,800
Microsoft Corp.	322,729	11,143,832
		63,921,632
Technology Hardware & Equipment – (1.12%)
Hewlett-Packard Co.	514,900	12,769,520
	Total Information Technology	93,589,298
TOTAL COMMON STOCK – (Identified cost $744,931,842)		1,047,533,021
SHORT-TERM INVESTMENTS – (8.85%)
CERTIFICATES OF DEPOSIT – (4.88%)
Mizuho Corporate Bank Ltd., 0.12%, 07/01/13	$36,000,000	36,000,000
Mizuho Corporate Bank Ltd., 0.12%, 07/02/13	6,500,000	6,500,000
Mizuho Corporate Bank Ltd., 0.12%, 07/03/13	6,000,000	6,000,000
Mizuho Corporate Bank Ltd., 0.12%, 07/05/13	7,500,000	7,500,000
	Total Certificates of Deposit	56,000,000
COMMERCIAL PAPER – (0.61%)
Prudential Financial Inc., 0.17%, 07/03/13	3,000,000	2,999,972
Prudential Funding LLC, 0.09%, 07/01/13	4,000,000	4,000,000
	Total Commercial Paper	6,999,972
REPURCHASE AGREEMENTS – (3.36%)
Goldman, Sachs & Co. Joint Repurchase Agreement, 0.12%, 07/01/13, dated 06/28/13, repurchase value of $4,450,045 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.778%-3.50%, 04/01/32-02/01/42, total market value $4,539,000)	4,450,000	4,450,000

CLIPPER FUNDSM	Schedule of Investments - (Continued)
June 30, 2013 (Unaudited)

	Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (CONTINUED)
REPURCHASE AGREEMENTS – (CONTINUED)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.14%, 07/01/13, dated 06/28/13, repurchase value of $34,085,398 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-5.00%, 08/20/40-05/15/43, total market value $34,766,700)	$34,085,000	$34,085,000
	Total Repurchase Agreements	38,535,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $101,534,972)	101,534,972

	Total Investments – (100.15%) – (Identified cost $846,466,814) – (b)	1,149,067,993
	Liabilities Less Other Assets – (0.15%)	(1,665,337)
	Net Assets – (100.00%)	$1,147,402,656

*	Non-Income producing security.

(a)	Restricted Security – See Note 5 of the Notes to Financial Statements.
(b)	Aggregate cost for federal income tax purposes is $857,604,493. At June 30, 2013 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation	$387,614,840
	Unrealized depreciation	(96,151,340)
Net unrealized appreciation		$291,463,500
See Notes to Financial Statements

CLIPPER FUNDSM	Statement of Assets and Liabilities
At June 30, 2013 (Unaudited)

ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments)	$1,149,067,993
Cash	2,240
Receivables:
Capital stock sold	689,243
Dividends and interest	415,731
Prepaid expenses	9,473
Total assets	1,150,184,680
LIABILITIES:
Payables:
Capital stock redeemed	1,901,854
Accrued investment advisory fee	536,619
Accrued transfer agent fees	237,713
Other accrued expenses	105,838
Total liabilities	2,782,024
NET ASSETS	$1,147,402,656
SHARES OUTSTANDING	14,289,291
NET ASSET VALUE, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$80.30
NET ASSETS CONSIST OF:
Paid in capital	$1,178,995,069
Undistributed net investment income	3,973,758
Accumulated net realized losses from investments and foreign currency transactions	(338,155,525)
Net unrealized appreciation on investments and foreign currency transactions	302,589,354
Net Assets	$1,147,402,656

*Including:
Cost of Investments	$846,466,814

See Notes to Financial Statements

CLIPPER FUNDSM	Statement of Operations
For the six months ended June 30, 2013 (Unaudited)

INVESTMENT INCOME:
Income:
Dividends*		$7,862,535
Interest		43,900
Total income		7,906,435

Expenses:
Investment advisory fees (Note 3)	$3,031,867
Custodian fees	82,789
Transfer agent fees	721,546
Audit fees	24,300
Legal fees	28,528
Reports to shareholders	71,529
Directors’ fees and expenses	56,285
Registration and filing fees	27,024
Miscellaneous	60,781
Total expenses		4,104,649
Net investment income		3,801,786

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions		33,999,988
Foreign currency transactions		(1,477)
Net realized gain		33,998,511
Net increase in unrealized appreciation		129,086,553
Net realized and unrealized gain on investments and foreign currency transactions		163,085,064
Net increase in net assets resulting from operations		$166,886,850

*Net of foreign taxes withheld as follows		$89,737

See Notes to Financial Statements

CLIPPER FUNDSM	Statements of Changes in Net Assets

	Six months ended June 30, 2013 (Unaudited)	Year ended December 31, 2012

OPERATIONS:
Net investment income	$3,801,786	$18,195,824
Net realized gain from investments and foreign currency transactions	33,998,511	53,408,602
Net increase in unrealized appreciation on investments and foreign currency transactions	129,086,553	48,989,970
Net increase in net assets resulting from operations	166,886,850	120,594,396

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	–	(19,704,424)

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 4)	(34,114,337)	(119,690,308)
Total increase (decrease) in net assets	132,772,513	(18,800,336)

NET ASSETS:
Beginning of period	1,014,630,143	1,033,430,479
End of period*	$1,147,402,656	$1,014,630,143

*Including undistributed net investment income of	$3,973,758	$171,972

See Notes to Financial Statements

CLIPPER FUNDSM	Notes to Financial Statements
June 30, 2013 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Clipper Fund, Inc. (“Fund”) (a California corporation) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund’s investment objective is long-term capital growth and capital preservation. Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, seeks to invest the Fund’s assets primarily in common stocks of large companies (generally, companies with market capitalizations of $10 billion or more at the time of initial purchase) that are trading at prices below the Adviser’s estimate of their intrinsic values. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are stated at the last reported sales price on the day of valuation.  Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the closing bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued.  Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what the adviser identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued using a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund’s Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the continuing appropriateness of security valuations, the Adviser may compare prior day prices, prices of comparable securities, and sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source. Fair value determinations are subject to review, approval, and ratification by the Fund’s Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined.  Fair valuation standardized methodologies used by the Fund for equity securities include, but are not limited to, pricing securities by adjusting the value based on changes in an appropriate securities index and applying liquidity discounts.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund’s valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2013 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements - (Continued)

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Equity securities:
Consumer discretionary	$18,611,250	$–	$–	$18,611,250
Consumer staples	217,100,951	–	–	217,100,951
Energy	68,351,727	–	–	68,351,727
Financials	612,303,395	–	9,213,140	621,516,535
Health care	28,363,260	–	–	28,363,260
Information technology	93,589,298	–	–	93,589,298
Short-term securities	–	101,534,972	–	101,534,972
Total Investments	$1,038,319,881	$101,534,972	$9,213,140	$1,149,067,993

Level 2 to Level 1 Transfers*:
Consumer staples	12,602,511
Financials	28,388,803
Total	$40,991,314

*The application of fair value procedures for securities traded on foreign exchanges triggered the transfers of investments between Level 1 and Level 2 of the fair value hierarchy during the six months ended June 30, 2013.

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the six months ended June 30, 2013:

Investment Securities:
Beginning balance	$6,910,781
Decrease in unrealized depreciation	610,103
Cost of purchases	1,692,256
Ending balance	$9,213,140

Decrease in unrealized depreciation during the period on Level 3 securities still held at June 30, 2013 and included in the change in net assets for the period	$610,103

There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases and the proceeds from sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

Assets Table
	Fair Value at	Valuation	Unobservable
Investments at Value	June 30, 2013	Technique	Input	Amount
Equity securities	$9,213,140	Index-based value adjustment with liquidity discount	Discount rate	25%

The significant unobservable input used in the fair value measurement of equity securities is the discount rate, which, if changed, would affect the fair value of the Fund’s investment.  Generally, an increase in discount rates would result in a decrease in the fair value of the investment.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2013 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statement of Operations.

Federal Income Taxes - It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income tax or excise tax is required. The Adviser has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of June 30, 2013, no provision for income tax is required in the Fund’s financial statements related to those tax positions. The Fund’s federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

Capital loss carryforwards with no expiration, if any, are required to be utilized before capital loss carryforwards with expiration dates. Capital losses with no expiration date will be carried forward to future years if not offset by gains. At December 31, 2012, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

Capital Loss Carryforwards
Expiring
12/31/2017	$355,532,000
12/31/2018	5,484,000
Total	$361,016,000

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2013 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, partnership income, and net operating losses. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.

Indemnification - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the six months ended June 30, 2013 were $29,388,654 and $123,558,193, respectively.

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund.  DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

Certain officers of the Fund are also officers of the general partner of the Adviser.

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The annual rate is 0.55% of the average net assets for the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, and 0.485% of the average net assets greater than $10 billion. Advisory fees paid during the six months ended June 30, 2013 approximated 0.55% of average net assets.

Transfer Agent and Accounting Fees - Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for these services during the six months ended June 30, 2013 amounted to $30,682. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Fund’s custodian.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2013 (Unaudited)

NOTE 4 - CAPITAL STOCK

At June 30, 2013, there were 200 million shares of capital stock (no par value) authorized. Transactions in capital stock were as follows:

	Six months ended		Year ended
	June 30, 2013 (Unaudited)		December 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	906,394	$70,154,115	1,328,945	$88,777,969
Shares issued in reinvestment
of distributions	–	–	268,156	18,610,015
	906,394	70,154,115	1,597,101	107,387,984
Shares redeemed	(1,352,159)	(104,268,452)	(3,396,310)	(227,078,292)
Net decrease	(445,765)	$(34,114,337)	(1,799,209)	$(119,690,308)

NOTE 5 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value. The aggregate value of restricted securities amounted to $9,213,140 or 0.80% of the Fund’s net assets as of June 30, 2013. Information regarding restricted securities is as follows:

Security	Acquisition Date	Units	Cost per Unit	Valuation per Unit as of June 30, 2013

SKBHC Holdings LLC	11/08/10	2,076	$5,000.00	$4,438.29

CLIPPER FUNDSM	Financial Highlights

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

	Six months ended June 30, 2013	Year ended December 31,
	(Unaudited)	2012	2011	2010	2009		2008
Net Asset Value, Beginning of Period	$68.86	$62.50	$61.96	$54.56	$39.98		$81.00

Income (Loss) from Investment Operations:
Net Investment Income	0.26a	1.16a	0.66a	0.55a	0.46		0.83
Net Realized and Unrealized Gains (Losses)	11.18	6.54	0.75	7.48	14.58		(40.99)
Total from Investment Operations	11.44	7.70	1.41	8.03	15.04		(40.16)

Dividends and Distributions:
Dividends from Net Investment Income	–	(1.34)	(0.87)	(0.63)	(0.46)		(0.83)
Distributions from Realized Gains	–	–	–	–	–		(0.02)
Return of Capital	–	–	–	–	–		(0.01)
Total Dividends and Distributions	–	(1.34)	(0.87)	(0.63)	(0.46)		(0.86)
Net Asset Value, End of Period	$80.30	$68.86	$62.50	$61.96	$54.56		$39.98

Total Returnb	16.61%	12.31%	2.29%	14.77%	37.60	%c	(49.57)%

Ratios/Supplemental Data:
Net Assets, End of Period (in millions)	$1,147	$1,015	$1,033	$1,153	$1,162		$1,084
Ratio of Expenses to Average Net Assets:
Gross	0.74%	0.75%	0.75%	0.76%	0.80%		0.76%
Netd	0.74%	0.75%	0.75%	0.76%	0.80%		0.76%
Ratio of Net Investment Income to Average Net Assets	0.69%	1.74%	1.04%	0.96%	0.96%		1.21%
Portfolio Turnover Ratee	3%	6%	15%	3%	15%		7%

a	Per share calculations were based on average shares outstanding for the period.
b
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year.

c
Clipper Fund received favorable class action settlements from companies that it no longer owns. These settlements contributed approximately 5% to the Fund's total return in 2009. This was a one-time event that is unlikely to be repeated.

d	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.
e
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

CLIPPER FUNDSM	Director Approval of Advisory Agreements (Unaudited)

The Board of Directors of Clipper Fund, Inc. (“Fund”) oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s advisory agreement with Davis Selected Advisers, L.P. and its sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly “Advisory Agreement”). Davis Selected Advisers, L.P. and Davis Selected Advisers-NY, Inc. are jointly referred to below as “Davis Advisors.”

As a part of this process, counsel for the Board of Directors (which is composed entirely of directors who are independent of Davis Advisors) prepares questions which it submits to Davis Advisors in anticipation of the annual contract review. During the March 2013 Board of Directors’ meeting, the Directors reviewed and evaluated Davis Advisors’ responses to these questions as well as a variety of information furnished to the Directors during the previous year with respect to Davis Advisors and the operations of the Fund. Upon completion of this review, the Directors determined that Davis Advisors provided the Fund and its shareholders a reasonable level of both investment and non-investment services, that shareholders received significant benefits from Davis Advisors’ shareholder-oriented approach, and that the shareholders were reasonably likely to benefit in the future from Davis Advisors’ execution of its investment discipline. Based on their review, the Directors approved the continuation of the Advisory Agreement for an additional year.

The Directors’ approval of the Advisory Agreement was based upon a comprehensive consideration of all information provided to them and was not the result of any single factor. The following facts and conclusions were important, but not exclusive, factors in the Directors’ decision to renew the Advisory Agreement.

Performance, Expenses, and Advisory Fee Schedule

The Directors considered information provided by Davis Advisors concerning the Fund’s performance for various periods ended February 28, 2013. The information provided by Davis Advisors indicated the Fund had under-performed its benchmark (the Standard & Poor’s 500® Index) over the one-, three-, and five-year time periods and for the period since Davis Advisors began managing the Fund on January 1, 2006, all ended February 28, 2013. The Directors also considered performance information for the Fund prepared by Lipper, Inc. (“Lipper”), an independent service provider, for the one-, two-, three-, four-, five-, and ten-year time periods ended December 31, 2012. The Directors noted that for the three- and four-year time periods, the Fund had out-performed the average of the universe of large-cap core funds as determined by Lipper and the Lipper index for large-cap core funds, and that the Fund had under-performed those measures for the one-, five- and ten-year time periods. For the two-year time period the Fund had out-performed the Lipper universe, but under-performed the Lipper index. The Directors discussed with Davis Advisors various factors bearing on the Fund’s performance during these periods, including stock selection and the effect of market conditions in 2008. The Directors gave less consideration to the Fund’s ten-year performance record, noting that Davis Advisors had begun advising the Fund in 2006. The Directors also took into consideration Davis Advisors’ observation that the long-term track records for a similar Davis-managed fund and a composite of Davis-managed concentrated equity accounts demonstrated Davis Advisors’ investment discipline has delivered good investment performance to other clients when measured over longer time periods.

The Directors considered the Fund’s contractual advisory fee, noting that it was above the asset-weighted average of its peers as determined by Lipper but below the average and median of all funds in the category. They noted that the Fund has a fee schedule beginning at 0.55% and declining from there in a series of breakpoints. In addition, the Directors noted that the breakpoint discounts in the Fund’s advisory fee schedule would provide for the sharing by Davis Advisors with Fund shareholders of any economies of scale that may exist in the management of the Fund (although the Fund’s assets have decreased over the past several years). The Directors also noted that the Fund’s advisory fees are identical to those paid by another open-end mutual fund for which Davis Advisors serves as investment adviser, and that although the advisory fees paid by other institutional clients of Davis Advisors are in many cases lower, the differences reflect the significant investment, operational, and regulatory differences between advising mutual funds and institutional clients. In addition, the Directors considered that the Fund’s total expense ratio was below the average of its expense group as determined by Lipper. The Directors concluded that the Fund’s management fee was reasonable.

The Directors reviewed information prepared by Davis Advisors relating to costs and profits in providing services to the Fund. The Directors considered a variety of factors in reviewing Davis Advisors’ profitability, including the Fund’s performance, fees and expenses, and the nature and quality of the services that Davis Advisors provided to the Fund. In addition, the Directors considered various potential benefits that Davis Advisors might receive in connection with the services it provides to the Fund, including reimbursement of a portion of Davis Advisors’ costs in providing shareholder services to the Fund. In that connection, the Directors also reviewed Davis Advisors’ portfolio brokerage practices, and noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for third-party research services. The Directors concluded that Davis Advisors’ profitability as a result of its relationship with the Fund was reasonable.

CLIPPER FUNDSM	Director Approval of Advisory Agreements (Unaudited) – (Continued)

Other Significant Considerations

The Directors noted that qualitative factors are also important in assessing whether Fund shareholders have been, or are likely to be, well served by the renewal of the Advisory Agreement. Accordingly, the Directors also considered the nature and quality of the full range of services which Davis Advisors provides to the Fund and its shareholders, including whether it:

1.	Employs a disciplined, company-specific, research-driven, businesslike, and long-term investment philosophy;
2.
Handles shareholder transactions, inquiries, requests, and records efficiently and effectively, and provides quality accounting, legal, and compliance services, and oversight of third party service providers; and

3.	Fosters healthy investor behavior.

The Directors considered the quality of Davis Advisors’ investment management process; the experience, capability, and integrity of its senior management; continuity among key personnel of Davis Advisors; the overall financial strength and stability of its organization; and Davis Advisors’ commitment to maintaining these attributes. The Directors determined that Davis Advisors provides the Fund and its shareholders a reasonable level of both investment and non-investment services.

The Directors noted that Davis Advisors and the Davis family have invested over $70 million in the Fund and, as a result, that Davis Advisors’ and the Davis family’s interests are significantly aligned with those of the Fund’s other shareholders, as they face the same risks, pay the same fees, and are highly motivated to achieve satisfactory long-term returns. The Directors also considered Davis Advisors’ efforts to minimize Fund transaction costs by generally applying a long-term time horizon to investments.

Based on their review, the Directors determined to approve the continuation of the Advisory Agreement for an additional year.

CLIPPER FUNDSM	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about the Fund, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Clipper Fund by phone at 1-800-432-2504. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Fund receives your request to stop householding.

CLIPPER FUNDSM	Directors and Officers

For the purpose of their service as directors to the Clipper Fund, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756.  All directors qualify as independent under the Investment Company Act of 1940.

Name (birthdate)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held

Independent Directors

Lawrence E. Harris (09/16/56)	Director	Indefinite and since April 2006	Fred V. Keenan Chair in Finance of the Marshall School of Business, University of Southern California, Los Angeles, CA	1	Interactive Brokers Group, Inc.

Steven N. Kearsley (09/29/41)	Director	Indefinite and since April 2006	Private Investor, Real Estate Development	1	None

Lawrence P. McNamee (09/12/34)	Director	Indefinite and since inception	Retired Educator	1	None

Norman B. Williamson (05/18/32)	Director/ Chairman	Indefinite and since inception	Private Investor	1	None

Officers

Christopher C. Davis (born 07/13/65, Clipper Fund officer since 12/19/05). President of Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Chief Executive Officer, President, or Vice President of each of the Davis Funds (consisting of 13 portfolios) and Selected Funds (consisting of three portfolios); Employee of Shelby Cullom Davis & Co. (registered broker/dealer); Director of each of the Davis Funds (consisting of 13 portfolios) and the Selected Funds (consisting of three portfolios); Director of Washington Post Co. (publishing company).

Kenneth C. Eich (born 08/14/53, Clipper Fund officer since 12/19/05). Executive Vice President and Principal Executive Officer of Clipper Fund, each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Clipper Fund officer since 12/19/05). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of Clipper Fund, each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Clipper Fund officer since 12/19/05). Vice President and Chief Compliance Officer of Clipper Fund, each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Thomas D. Tays (born 03/07/57, Clipper Fund officer since 12/19/05). Vice President and Secretary of Clipper Fund, each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

CLIPPER FUNDSM

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 432-2504

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
P.O. Box 55468
Boston, Massachusetts 02205-5468

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Clipper Fund including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by contacting the Fund at 1-800-432-2504 or on the Fund’s website at www.clipperfund.com. Quarterly Fact Sheets are available on the Fund’s website at www.clipperfund.com.

ITEM 2. CODE OF ETHICS

Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors has determined that independent trustee Steven N. Kearsley qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. EXHIBITS

(a)(1) Not Applicable

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3) Not Applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLIPPER FUND, INC.

By	/s/ Kenneth C. Eich

Kenneth C. Eich
Principal Executive Officer

Date: August 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich

Kenneth C. Eich
Principal Executive Officer

Date: August 30, 2013

By	/s/ Douglas A. Haines

Douglas A. Haines
Principal Financial Officer

Date: August 30, 2013